EX-99.CERT 11(a)(2)(A)


                                 CERTIFICATIONS

I, Steven W. Duff, certify that:

1. I have reviewed this report on Form N-CSR of New Jersey Daily Municipal Income Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;



Date:   May 26, 2006                           /s/Steven W. Duff
                                                  Steven W. Duff
                                                  President

                                                          EX-99.CERT 11(a)(2)(A)

                                 CERTIFICATIONS

I, Anthony Pace, certify that:

1. I have reviewed this report on Form N-CSR of New Jersey Daily Municipal Income Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;



Date:   May 26, 2006                           /s/Athonly Pace
                                                  Anthony Pace
                                                  Treasure